                                                                    EXHIBIT 10.9

                         RUDOLPH HOLDINGS CORPORATION

                            REGISTRATION AGREEMENT
                            ----------------------

     THIS REGISTRATION AGREEMENT is made as of June 14, 1996, by and among Rudolph Holdings Corporation, a Delaware corporation (the "Company"), Liberty
                                                           -------
Partners Holdings 11, L.L.C. ("LPH"), Riverside Rudolph, L.L.C. ("Riverside"),
                               ---                                ---------
Dr. Richard F. Spanier ("Spanier"), Paul F. McLaughlin ("McLaughlin"), and Dale
                         -------                         ----------
Moorman ("Moorman").  LPH, Riverside, Spanier, McLaughlin and Moorman are
          -------
collectively referred to herein as the "Investors" and individually as an
                                        ---------
"Investor." Unless otherwise provided in this Agreement, capitalized terms used
---------
herein are defined in Section 8.

     The Company and LPH and Riverside are parties to a Stock and Warrant Purchase Agreement of even date herewith (the "Purchase Agreement"), the Company
                                               ------------------
and McLaughlin are parties to a Management Agreement of even date herewith (the "Management Agreement"), and the Company and each of Moorman and Spanier are
 --------------------
parties to an Investor Purchase Agreement of even date herewith (an "Investor
                                                                     --------
Purchase Agreement").  In consideration of the purchase and sale of securities
------------------
of the Company as provided in such agreements, the Company has agreed to provide the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the Closing under the Purchase Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

     1.   Demand Registrations.
          --------------------

          (a) Requests for Registration.  At any time after the date hereof and
              -------------------------
prior to June 15, 2006, the holders of a majority of the Liberty Registrable Securities may, request registration under the Securities Act of 1933, as amended (the "Securities Act") of all or any portion of their Registrable
              --------------
Securities on Form S-1, S-2 or any similar long-form registration ("Long-Form
                                                                    ---------
Registrations"), and the holders of a majority of the Liberty Registrable
-------------
Securities or the holders of a majority of Riverside Registrable Securities may request registration under the Securities Act of all or any portion of their Registrable Securities on Form S-3 or any similar short-form registration ("Short-Form Registrations"), if available. All registrations requested
--------------------------
pursuant to this Section 1(a) are referred to herein as "Demand Registrations."
                                                         --------------------
Each request for a Demand Registration shall specify the approximate number of Registrable Securities requested to be registered and the anticipated per share price range for such offering. Within ten days after receipt of any such request, the Company shall give written notice of such requested registration to all other holders of Registrable Securities and, subject to the provisions of this Section 1, shall include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 days after the receipt of the Company's notice.

          (b) Long-Form Registrations.  The holders of Liberty Registrable
              -----------------------
Securities shall be entitled to request two Long-Form Registrations in which the Company shall pay all Registration Expenses. A registration shall not count as one of the permitted Long-Form Registrations until it has become effective. No Long-Form Registration shall count as one of the permitted Long-Form Registrations unless the holders of the Liberty Registrable Securities requesting such registration are able to register and sell at least 75% of the Registrable Securities they have requested to be included in such registration; provided that in any event the
                                               -------- ----
Company shall pay all Registration Expenses in connection with any registration initiated as a Long-Form Registration whether or not it has become effective and whether or not such Long-Form Registration is counted as one of the Long-Form Registrations to which the holders of Registrable Securities are entitled.

          (c) Short-Form Registrations.  In addition to the Long-Form
              ------------------------
Registrations provided pursuant to Section 1(b), the holders of a majority of the Liberty Registrable Securities or the holders of a majority of the Riverside Registrable Securities shall be entitled to request two Short-Form Registrations in which the Company shall pay all Registration Expenses; provided that the
                                                          -------- ----
aggregate offering value of the Registrable Securities requested to be registered in any Short-Form Registration must equal at least $3,000,000.
Demand Registrations shall be Short-Form Registrations whenever the Company is permitted to use any applicable short form. After the Company has become subject to the reporting requirements of the Securities Exchange Act of 1934, as amended, the Company shall use its reasonable best efforts to make Short-Form Registrations available for the sale of Registrable Securities; provided that in
                                                                -------------
any event the Company shall pay all Registration Expenses in connection with any registration initiated as a Short-Form Registration whether or not it has become effective and whether or not such Short-Form Registration is counted as one of the Short-Form Registrations to which the holders of Registrable Securities are entitled.

          (d) Priority on Demand Registrations.  The Company shall not include
              --------------------------------
in any Demand Registration any securities which are not Registrable Securities without the prior written consent of the holders of a majority of the Liberty Registrable Securities included in such registration. If a Demand Registration is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of Registrable Securities and other securities, if any, which can be sold therein without adversely affecting the marketability of the offering, the Company shall include in such registration (i) first, the
                                                             -----
Registrable Securities requested to be included pro rata among the respective holders thereof on the basis of the amount of Registrable Securities owned by each such holder and (ii) second, other securities requested to be included in
                          ------
such registration to the extent permitted by the managing underwriters.

          (e) Restrictions on Demand Registrations.  The Company shall not be
              ------------------------------------
obligated to effect any Demand Registration initiated by the holders of Investor Registrable Securities within 180 days after the effective date of a previous Demand Registration or a registration in which the holders of Investor Registrable Securities were given piggyback rights pursuant to Section 2. On no more than one occasion during any twelve-month period after the Company has consummated an initial public offering of its stock for its own account or for the account of any holders of the Common Stock under the Securities Act, the Company may postpone for up to 90 days the filing or the effectiveness of a registration statement for a Demand Registration if the Company's board of directors determines in good faith that such Demand Registration would reasonably be expected to have an adverse effect on any proposal or plan by the Company or any of its Subsidiaries to engage in any transaction; provided that
                                                                 -------- ----
in such event, the holders of Investor Registrable Securities initially requesting such Demand Registration shall be entitled to withdraw such request and, if such request is withdrawn, such Demand Registration shall not count as one of the permitted Demand Registrations hereunder and the Company shall pay all Registration Expenses in connection with such registration.

          (f) Selection of Underwriters.  The Company's board of directors shall
              -------------------------
have the right to select the investment banker(s) and manager(s) to administer the offering, subject to the approval of the holders of a majority of Liberty Registrable Securities included in any Demand Registration, which shall not be unreasonably withheld or delayed.

          (g) Other Registration Rights.  Except as provided in this Agreement,
              -------------------------
the Company shall not grant to any Persons the right to request the Company to register any capital stock or other equity securities of the Company, or any securities convertible or exchangeable into or exercisable for such securities, without the prior written consent of the holders of a majority of the Liberty Registrable Securities; provided that the Company may grant rights to other
                        -------- ----
Persons to participate in Piggyback Registrations so long as such rights are subordinate to the rights of the holders of Investor Registrable Securities with respect to such Piggyback Registrations, as provided in paragraphs 2(c) and 2(d) below.

     2.   Piggyback Registrations.
          -----------------------

          (a) Right to Piggybacks.  Whenever the Company proposes to register
              -------------------
any of its securities under the Securities Act (other than on Form S-4 or S-8) and the registration form to be used may be used for the registration of Registrable Securities (a "Piggyback Registration"), the Company shall give
                           ----------------------
prompt written notice to all holders of Registrable Securities of its intention to effect such a registration and, subject to the provisions of this Section 2, shall include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 20 days after the receipt of the Company's notice.

          (b) Piggyback Expenses.  The Registration Expenses of the holders of
              ------------------
Registrable Securities shall be paid by the Company in all Piggyback Registrations.

          (c) Priority on Primary Registrations.  If a Piggyback Registration is
              ---------------------------------
an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company shall include in such registration (i) first, the
                                                                    -----
securities the Company proposes to sell, (ii) second, Registrable Securities
                                              ------
requested to be included, pro rata among the respective holders thereof on the basis of the total number of Registrable Securities requested to be included therein, and (iii) third, other securities requested to be included in such
                   -----
registration.

          (d) Priority on Secondary Registrations.  If a Piggyback Registration
              -----------------------------------
is an underwritten secondary registration on behalf of holders of the Company's securities, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company shall include in such registration (i) first, the securities requested to be included therein
                         -----
by the holders requesting such registration and the Registrable Securities requested to be included in such registration, pro rata among the holders of such securities on the basis of the total number of securities so requested to be included therein, and (ii) second, other securities requested to be included
                              ------
in such registration.

          (e) Selection of Underwriters.  If any Piggyback Registration is an
              -------------------------
underwritten offering, the selection of investment banker(s) and manager(s) for the offering must be approved by the Company's board of directors, and the separate approval of the holders of Investor Registrable Securities of the investment banker(s) and manager(s) selected shall not be required.

          (f) Other Registrations.  If the Company has previously filed a
              -------------------
registration statement with respect to Registrable Securities pursuant to
Section 1 or pursuant to this Section 2, and if such previous registration has not been withdrawn or abandoned, the Company shall not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-8 or any successor form), whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least 180 days has elapsed from the effective date of such previous registration.

     3.   Holdback Agreements.
          -------------------

          (a) Each holder of Registrable Securities shall not effect any public sale or distribution (including sales pursuant to Rule 144) of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and the 180-day period beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration in which Registrable Securities are included (except as part of such underwritten registration), unless the underwriters managing the registered public offering otherwise agree.

          (b) The Company (c) shall not effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and during the 180-day period beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration (except as part of such underwritten registration or pursuant to registrations on Form S-8 or any successor form), unless the underwriters managing the registered public offering otherwise agree, and (d) shall cause each holder of at least 5% (on a fully-diluted basis) of its Common Stock, or any securities convertible into or exchangeable or exercisable for Common Stock, purchased from the Company at any time after the date of this Agreement (other than in a registered public offering) to agree not to effect any public sale or distribution (including sales pursuant to Rule 144) of any such securities during such period (except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree.

     4.   Registration Procedures.  Whenever the holders of Registrable
          -----------------------
Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company shall use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company shall as expeditiously as possible:

          (a) prepare and file with the Securities and Exchange Commission a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective; provided
                                                                       --------
that before filing a registration statement or prospectus or any amendments or
----
supplements thereto, the Company shall furnish to one or more counsel selected by the holders of Registrable Securities covered by such registration statement copies of all such documents proposed to be filed, which documents shall be subject to the review and comment of such counsel;

          (b) notify each holder of Registrable Securities of the effectiveness of each registration statement filed hereunder and prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 90 days and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

          (c) furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

          (d) use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller; provided that the Company shall not be required to (a) qualify generally
        -------- ----
to do business in any jurisdiction where it would not otherwise be required to qualify but for this subsection, (b) subject itself to taxation in any such jurisdiction or (c) consent to general service of process in any such jurisdiction;

          (e) notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any material fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company shall prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

          (f) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be listed on the NASD automated quotation system and, if listed on the NASD automated quotation system, use its reasonable efforts to secure designation of all such Registrable Securities covered by such registration statement as a NASDAQ "national market system security" within the meaning of Rule 11Aa2-1 of the Securities and Exchange Commission or, failing that, to secure NASDAQ authorization for such Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least two market makers to register as such with respect to such Registrable Securities with the NASD;

          (g) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

          (h) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including effecting a stock split or a combination of shares);

          (i) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

          (j) otherwise use its best efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of
Section 11(a) of the Securities Act and Rule 158 thereunder; and

          (k) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any common stock included in such registration statement for sale in any jurisdiction, the Company shall use its best efforts promptly to obtain the withdrawal of such order.

If any such registration or comparable statement refers to any holder by name or otherwise as the holder of any securities of the Company and if in its sole and exclusive judgment, such holder is or might be deemed to be a controlling person of the Company, such holder shall have the right to require (i) the insertion therein of language, in form and substance satisfactory to such holder and presented to the Company in writing, to the effect that the holding by such holder of such securities is not to be construed as a recommendation by such holder of the investment quality of the Company's securities covered thereby and that such holding does not imply that such holder shall assist in meeting any future financial requirements of the Company, or (ii) in the event that such reference to such holder by name or otherwise is not required by the Securities Act or any similar Federal statute then in force (or any rules and regulations promulgated thereunder), the deletion of the reference to such holder; provided
                                                                       --------
that with respect to this clause (ii) such holder shall furnish to the Company
----
an opinion of counsel to such effect, which opinion and counsel shall be reasonably satisfactory to the Company.

     5.   Registration Expenses.
          ---------------------

          (a) All expenses incident to the Company's performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, fees and disbursements of custodians, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding discounts and commissions) and other Persons retained by the Company (all such expenses being herein called "Registration Expenses"), shall be borne as provided in this
               ---------------------
Agreement, except that the Company shall, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed or on the NASD automated quotation system.

          (b) In connection with each Demand Registration and each Piggyback Registration, the Company shall reimburse the holders of Registrable Securities included in such registration for the reasonable fees and disbursements of one counsel who shall represent all holders including shares in such registration (other than with respect to the rendering of legal opinions to the underwriters) and who shall be chosen by the holders of a majority of the Registrable Securities included in such registration and for the reasonable fees and disbursements of each additional counsel retained by any holder of Registrable Securities for the purpose of rendering a legal opinion to the underwriters on behalf of such holder in connection with the underwriting of any Demand Registration or Piggyback Registration.

          (c) To the extent Registration Expenses are not required to be paid by the Company, each holder of securities included in any registration hereunder shall pay those Registration Expenses allocable to the registration of such holder's securities so included, and any Registration Expenses not so allocable shall be borne by all sellers of securities included in such registration in proportion to the aggregate selling price of the securities to be so registered.

     6.   Indemnification.
          ---------------

          (a) The Company agrees to indemnify, to the extent permitted by law, each holder of Registrable Securities, its officers and directors and each Person who controls such holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such holder expressly for use therein or by such holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such holder with a sufficient number of copies of the same. In connection with an underwritten offering, the Company shall indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.

          (b) In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, shall indemnify the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in or based on any information or affidavit so furnished in writing by such holder; provided that the obligation
                                                  -------- ----
to indemnify shall be individual to each holder and shall be limited to the net amount of proceeds received by such holder from the sale of Registrable Securities pursuant to such registration statement.

          (c) Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification; provided that the failure to give prompt notice
                                -------- ----
shall not impair any Person's right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be
unreasonably withheld).   An indemnifying party who is not entitled to, or
elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

          (d) The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and shall survive the transfer of securities. The Company and each holder of Registrable Securities also agree to make such provisions, as are reasonably requested by any indemnified party, for contribution to such party in the event the Company's or such holders' indemnification is unavailable for any reason.

          7.  Participation in Underwritten Registrations.  No Person may
              -------------------------------------------
participate in any registration hereunder which is underwritten unless such Person (a) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements, (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements and (iii) agrees to such other undertakings reasonably requested by the Company or the underwriters to comply with the applicable provisions of the Securities Act and the Securities Exchange Act; provided that no holder of Investor Registrable
                         -------- ----
Securities included in any underwritten registration shall be required to make any representations or warranties to the Company or the underwriters other than representations and warranties regarding such holder and such holder's intended method of distribution.

          8.  Definitions.
              -----------

          "Common Stock" means the Class A Common Stock and Class B Common Stock
           ------------
of the Company.

          "Investor Registrable Securities" means Registrable Securities issued
           -------------------------------
or issuable to the Investors and their transferees.

          "Liberty Registrable Securities" means Investor Registrable Securities
           ------------------------------
issued or issuable to LPH and its transferees.

          "NASD" means the National Association of Securities Dealers.
           ----

          "Option" means the option to purchase shares of Common Stock issued by
           ------
the Company to McLaughlin pursuant to the Company's 1996 Stock Option Plan.

          "Person" means an individual, a partnership, a corporation, a limited
           ------
liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

          "Purchase Agreement" shall have the meaning set forth in the preamble
           ------------------
hereto.

          "Registrable Securities" means (a) any Common Stock issued pursuant to
           ----------------------
the Purchase Agreement, the Management Agreement or the Investors Purchase Agreement on the date hereof, (b) any Common Stock issued pursuant to the Warrant, (c) any Common Stock issued upon exercise of the Option, and (d) any Common Stock issued or issuable with respect to the securities referred to in clauses (a), (b) or (c) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities (x) when they have been distributed to the public pursuant to an offering registered under the Securities Act, or (y) when they have been sold to the public through a broker, dealer or market maker in compliance with Rule 144 under the Securities Act (or any similar rule then in force). For purposes of this Agreement, a Person shall be deemed to be a holder of Registrable Securities whenever such Person has the right to acquire directly or indirectly such Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected.

          "Riverside Registrable Securities" means Investor Registrable
           --------------------------------
Securities issued or issuable to Riverside and its transferees.

          "Warrant" means the Common Stock Purchase Warrant issued by the
           -------
Company to LPH pursuant to the Purchase Agreement.

          9.  Miscellaneous.
              -------------

              (a) No Inconsistent Agreements.  The Company shall not hereafter
                  --------------------------
enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the holders of Registrable Securities in this Agreement.

              (b) Adjustments Affecting Registrable Securities.  The Company
                  --------------------------------------------
shall not take any action, or permit any change to occur, with respect to its securities which would materially and adversely affect the ability of the holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement or which would materially and adversely affect the marketability of such Registrable Securities in any such registration (including, without limitation, effecting a stock split or a combination of shares).

              (c) Remedies.  Any Person having rights under any provision of
                  --------
this Agreement shall be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

              (d) Amendments and Waivers.  Except as otherwise provided herein,
                  ----------------------
the provisions of this Agreement may be amended or waived only upon the prior written consent of the Company, the holders of a majority of the Liberty Registrable Securities, and the holders of a majority of the Riverside Registrable Securities.

              (e) Successors and Assigns.  All covenants and agreements in this
                  ----------------------
Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not; provided that each such successor or assign
                             -------- ----
acquires at least 1,000 shares of Registrable Securities (as adjusted for any stock split, stock dividend, combinations of shares or any other recapitalization). In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or holders of Registrable Securities are also for the benefit of, and enforceable by, any subsequent holder of Registrable Securities.

              (f) Severability.  Whenever possible, each provision of this
                  ------------
Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

              (g) Counterparts.  This Agreement may be executed simultaneously
                  ------------
in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

              (h) Descriptive Headings.  The descriptive headings of this
                  --------------------
Agreement are inserted for convenience only and do not constitute a part of this Agreement.

              (i) Governing Law.  The corporate law of the State of Delaware
                  -------------
shall govern all issues and questions concerning the relative rights of the Company and its stockholders. All other issues and questions concerning the construction, validity, interpretation and enforcement of this Agreement and the exhibits and schedules hereto shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

              (j) Notices.  All notices, demands or other communications to be
                  -------
given or delivered under or by reason of this Agreement shall be in writing and shall be either personally delivered, sent by telecopy (with hard copy to follow via regular mail), or mailed by registered or certified mail (return receipt requested, postage prepaid) or sent to the recipient by reputable overnight courier service (charges prepaid). Notices shall be deemed to have been given hereunder when delivered personally, the day sent by telecopy, three days after deposit in the U.S. mail and one day after deposit with a reputable overnight courier service. Such notices, demands and other communications shall be sent to each Investor at the address indicated in the books and records of the Company and to the Company at the address indicated below:

          If to the Company:
          -----------------

              Rudolph Holdings Corporation
              c/o Rudolph Technologies, Inc.
              One Rudolph Road
              Flanders, New Jersey 07836
              Attention: President

              with a copy to:
              --------------

              Liberty Capital Partners, L.P.
              1177 Avenue of the Americas, 34th Floor
              New York, NY 10036
              Attention: Steven J. Fisher
or to such other address or to the attention of such other Person as the recipient party has specified by prior written notice to the sending party.

                               *   *   *   *   *

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                        RUDOLPH HOLDINGS CORPORATION


                                        By: /s/ Paul F. McLaughlin
                                            ----------------------------------
                                        Its: President
                                             ---------------------------------



                                        LIBERTY PARTNERS HOLDINGS 11, L.L.C.


                                        By:  Liberty Partners, L.P.
                                        Its: Manager


                                        By:  Liberty Capital Partners, Inc.
                                        Its: General Partner


                                        By: /s/ Steven R. Roth
                                            ----------------------------------
                                        Its: Vice-President
                                             ---------------------------------


                                        RIVERSIDE RUDOLPH, L.L.C.

                                        By: /s/ Brian
                                            ----------------------------------
                                        Its: Vice-President
                                             ---------------------------------


                                          /s/ Richard F. Spanier
                                        --------------------------------------
                                        DR. RICHARD F. SPANIER


                                          /s/ Paul F. Laughlin
                                        -------------------------------------
                                        PAUL F. MCLAUGHLIN


                                          /s/ Dale Moorman
                                        -------------------------------------
                                        DALE MOORMAN